UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): July 20, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 20, 2007, First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated July 20, 2007, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  July 20, 2007

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated July 20, 2007, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                       Press Release, dated July 20, 2007

N / E / W / S     R / E / L / E / A / S / E

July 20, 2007

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported June 30, 2007 net income of $13,979,000, a $821,000 decrease over the $14,800,000 earned in the first half of 2006. Diluted earnings per share totaled $.76, a $.04 decrease over 2006 first half earnings per share of $.80.

Second quarter net income totaled $6,208,000, down from the 2006 second quarter $7,291,000. Diluted earnings per share totaled $.34, a $.05 decline from the second quarter of 2006.

Included in the second quarter and first half results were special charges related to the early redemption of the Corporation's subordinated debentures payable to First Merchants Capital Trust I and subsequent redemption by First Merchants Capital Trust I of its outstanding common and preferred fixed rate securities (NASDAQ-FRMEP) as reported on Form 8-K on April 26, 2007. The early redemption of the debentures required the Corporation to accelerate the recognition of the remaining unamortized underwriting fee of approximately $1.8 million, or $.06 per share, during the second quarter. Going forward, the Corporation's more favorable terms provide savings of $1.2 million, or $.04 per share annually.

Additionally, in a January 24, 2007 press release, the Corporation announced its plan to integrate the data operations of its Columbus, Ohio, bank into its corporate operations center. The company finalized the re-branding of four bank charters into First Merchants Bank on April 1, 2007. Of the four merged charters one data consolidation is complete. The expense related to these efforts was reported to cost just over $1 million in 2007. As of June 30, 2007, the Corporation has expensed $601,000, or $.02 per share.

Total assets equaled $3.67 billion at quarter-end, an increase of $261 million, or 7.7 percent, from June 30, 2006. Loans and investments, the Corporation's primary earning assets, totaled $3.29 billion, an increase of $227 million, or
7.5 percent, over the prior period.

Non-interest income increased by $2,562,000, or 15.1 percent, through June as service charges on deposits increased by $777,000, earnings on cash surrender value of bank-owned life insurance increased by $612,000, and insurance commission increased by $457,000.

Second quarter net-Interest margin, when normalized for the recognition of the previously mentioned remaining unamortized underwriting fee totaling approximately $1.8 million, or 22 basis points, equaled the first quarter net-interest margin of 3.50 percent.

Year-to-date operating expense, absent the $601,000 related to operational conversions, increased by $1,879,000, or 3.9 percent.

The allowance for loan losses increased during the last twelve months by $1.7 million as non-performing loans totaled 1.39 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled .98 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "The Corporation's normalized earnings per share for the quarter totaled $.42 per share and $.84 for the first half of 2007, representing increases of 7.7 percent and 5.0 percent, respectively." Rechin also added, "The tactical execution of our 2007 plan continues to proceed as expected. The continued growth of our balance sheet and fee income combined with the refinance of our trust preferred securities, charter consolidation and tax management should prove to accelerate our performance into the second half of 2007."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Friday, July 20, 2007. To participate, dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's second quarter earnings. A replay will be available until July 27, 2007. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 247985.

During the call, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 June 30,
                                                                         2007            2006
Assets
   Cash and due from banks                                          $    80,921     $    71,275
   Interest-bearing time deposits                                         8,898           8,529
   Investment securities                                                479,281         466,882
   Mortgage loans held for sale                                           2,842           5,338
   Loans                                                              2,806,068       2,591,440
      Less: Allowance for loan losses                                   (27,608)        (25,884)
                                                                     ----------      ----------
        Net loans                                                     2,778,460       2,565,556
   Premises and equipment                                                44,126          41,122
   Federal Reserve and Federal Home Loan Bank stock                      23,822          23,889
   Interest receivable                                                   21,615          19,539
   Core deposit intangibles and goodwill                                137,056         137,429
   Cash surrender value of life insurance                                69,111          44,358
   Other assets                                                          23,383          24,346
                                                                    -----------     -----------
           Total assets                                             $ 3,669,515     $ 3,408,263
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   362,083     $   340,046
     Interest-bearing                                                 2,357,518       2,195,354
                                                                    -----------     -----------
           Total deposits                                             2,719,601       2,535,400
   Borrowings                                                           587,574         527,347
   Interest payable                                                      10,417           6,927
   Other liabilities                                                     24,543          25,585
                                                                    -----------     -----------
           Total liabilities                                          3,342,135       3,095,259
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,285,359 and 18,259,256 shares          2,286           2,282
   Additional paid-in capital                                           143,317         142,037
   Retained earnings                                                    193,460         181,042
   Accumulated other comprehensive loss                                 (11,683)        (12,357)
                                                                    -----------     -----------
        Total stockholders' equity                                      327,380         313,004
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,669,515     $ 3,408,263
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Six Months Ended
(In thousands)                                       June 30,                    June 30,
                                                2007          2006          2007          2006
NET CHARGE OFF'S                             $      859    $    1,468    $    2,179    $    2,759

AVERAGE BALANCES
  Total Assets                               $3,601,473    $3,321,852    $3,562,122    $3,279,130
  Total Loans                                 2,764,209     2,534,675     2,733,840     2,504,886
  Total Deposits                              2,729,145     2,491,665     2,709,635     2,449,888
  Total Stockholders' Equity                    329,613       316,871       328,981       316,751

FINANCIAL RATIOS
  Return on Average Assets                          .69%          .88%          .78%          .90%
  Return on Avg. Stockholders' Equity              7.53          9.20          8.50          9.35
  Avg. Earning Assets to Avg. Assets              90.96         91.21         91.04         91.24
  Allowance for Loan Losses as %
  Of Total Loans                                    .98          1.00           .98          1.00
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .12           .23           .16           .22
  Dividend Payout Ratio                           67.65         58.97         60.53         57.50
  Avg. Stockholders' Equity to Avg. Assets         9.15          9.54          9.24          9.66
  Tax Equivalent Yield on Earning Assets           7.09          6.87          7.05          6.76
  Cost of Supporting Liabilities                   3.81          3.07          3.66          2.92
  Net Int. Margin (FTE) on Earning Assets          3.28          3.80          3.39          3.83

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Six Months Ended
                                                               June 30,                June 30,
                                                          2007        2006          2007        2006
Interest income
   Loans receivable
     Taxable                                            $ 51,204    $ 45,658     $100,849    $ 88,737
     Tax exempt                                              249         231          450         399
   Investment securities
     Taxable                                               3,394       3,082        6,676       5,808
     Tax exempt                                            1,651       1,613        3,312       3,260
   Federal funds sold                                         91          11           92          28
   Deposits with financial institutions                      120         132          243         246
   Federal Reserve and Federal Home Loan Bank stock          299         320          627         631
                                                        --------    --------     --------    --------
        Total interest income                             57,008      51,047      112,249      99,109
                                                        --------    --------     --------    --------
Interest expense
   Deposits                                               22,390      16,914       44,196      31,333
   Federal funds purchased                                 1,047         625        1,901       1,114
   Securities sold under repurchase agreements               910       1,053        1,479       1,888
   Federal Home Loan Bank advances                         3,009       2,610        5,945       5,266
   Subordinated debentures, revolving credit lines
     and term loans                                        3,808       2,020        5,809       4,011
   Other borrowings                                                       59                      142
                                                        --------    --------     --------    --------
        Total interest expense                            31,164      23,281       59,330      43,754
                                                        --------    --------     --------    --------
Net interest income                                       25,844      27,766       52,919      55,355
   Provision for loan losses                               1,648       1,729        3,247       3,455
                                                        --------    --------     --------    --------

Net interest income
   after provision for loan losses                        24,196      26,037       49,672      51,900
                                                        --------    --------     --------    --------
Other income
   Fiduciary activities                                    2,257       1,949        4,293       3,900
   Service charges on deposit accounts                     3,091       2,771        5,974       5,197
   Other customer fees                                     1,535       1,389        3,026       2,744
   Net realized gains on
     sales of available-for-sale securities                               (9)          (1)
   Commission income                                       1,269         946        2,907       2,450
   Earnings on cash surrender value
     of life insurance                                       782         432        1,467         855
   Net gains and fees on sales of loans                      611         511        1,143       1,065
   Other income                                              221         422          761         797
                                                        --------    --------     --------    --------
        Total other income                                 9,766       8,411       19,570      17,008
                                                        --------    --------     --------    --------

Other expenses
   Salaries and employee benefits                         14,796      13,543       29,522      27,935
   Net occupancy expenses                                  1,612       1,477        3,210       2,911
   Equipment expenses                                      1,783       2,007        3,505       3,956
   Marketing expense                                         653         438        1,140         838
   Outside data processing fees                            1,036         921        1,987       1,804
   Printing and office supplies                              388         424          687         728
   Core deposit amortization                                 790         761        1,581       1,523
   Other expenses                                          4,910       4,323        8,530       7,987
                                                        --------    --------     --------    --------
        Total other expenses                              25,968      23,894       50,162      47,682
                                                        --------    --------     --------    --------

Income before income tax                                   7,994      10,554       19,080      21,226
   Income tax expense                                      1,786       3,263        5,101       6,426
                                                        --------    --------     --------    --------
Net income                                              $  6,208    $  7,291     $ 13,979    $ 14,800
                                                        ========    ========     ========    ========

Per Share Data

   Basic Net Income                                          .34         .39          .76         .80
   Diluted Net Income                                        .34         .39          .76         .80
   Cash Dividends Paid                                       .23         .23          .46         .46
   Average Diluted Shares
     Outstanding (in thousands)                           18,369      18,463       18,432      18,495

CONSOLIDATED BALANCE SHEETS

(in thousands)                                        June 30,    March 31,  December 31, September 30,   June 30,
                                                        2007        2007         2006         2006         2006
Assets
   Cash and due from banks                         $    80,921  $    43,629  $    89,957  $    65,641  $    71,275
   Interest-bearing time deposits                        8,898        6,785       11,284        8,717        8,529
   Investment securities                               479,281      476,199      465,217      468,074      466,882
   Mortgage loans held for sale                          2,842        2,732        5,413        3,395        5,338
   Loans                                             2,806,068    2,731,140    2,692,601    2,641,644    2,591,440
     Less: Allowance for loan losses                   (27,608)     (26,819)     (26,540)     (26,975)     (25,884)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,778,460    2,704,321    2,666,061    2,614,669    2,565,556
   Premises and equipment                               44,126       43,262       42,393       40,511       41,122
   Federal Reserve and Federal Home Loan Bank stock     23,822       23,691       23,691       23,620       23,889
   Interest receivable                                  21,615       21,941       24,345       23,946       19,539
   Core deposit intangibles and goodwill               137,056      137,847      138,638      136,666      137,429
   Cash surrender value of life insurance               69,111       68,360       64,213       63,539       44,358
   Other assets                                         23,383       26,047       23,658       23,261       24,346
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,669,515  $ 3,554,814  $ 3,554,870  $ 3,472,039  $ 3,408,263
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   362,083  $   325,615  $   362,058  $   324,601  $   340,046
     Interest-bearing                                2,357,518    2,361,773    2,388,480    2,369,690    2,195,354
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,719,601    2,687,388    2,750,538    2,694,291    2,535,400
   Borrowings                                          587,574      497,188      440,764      419,146      527,347
   Interest payable                                     10,417       10,834        9,326       10,236        6,927
   Other liabilities                                    24,543       30,756       26,917       26,075       25,585
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,342,135    3,226,166    3,227,545    3,149,748    3,095,259
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,286        2,289        2,305        2,292        2,282
   Additional paid-in capital                          143,317      143,672      146,460      143,688      142,037
   Retained earnings                                   193,460      191,476      187,965      184,555      181,042
   Accumulated other comprehensive loss                (11,683)      (8,789)      (9,405)      (8,244)     (12,357)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     327,380      328,648      327,325      322,291      313,004
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,669,515  $ 3,554,814  $ 3,554,870  $ 3,472,039  $ 3,408,263
                                                   ===========  ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                             June 30,    March 31,   December 31,  September 30,    June 30,
                                             2007        2007         2006           2006           2006
   90 days past due                      $    5,203   $    4,554   $    2,870     $    4,253    $    8,818
   Non-accrual loans                         30,820       22,704       17,926         16,524        12,611
   Other real estate                          2,274        3,102        2,160          2,194         2,497
                                         ----------   ----------   ----------     ----------    ----------
        Total non-performing assets      $   38,297   $   30,360   $   22,956     $   22,971    $   23,926
                                         ==========   ==========   ==========     ==========    ==========

   Average total loans for the quarter   $2,764,209   $2,703,134   $2,653,700     $2,613,805    $2,534,675

   Total non-performing assets as a
     percent of average total loans            1.39%        1.12%         .87%           .87%          .94%

   Restructured loans                    $       58   $       59   $       84     $       93    $      111

CONSOLIDATED STATEMENTS OF INCOME
                                                                             Three Months Ended
(in thousands, except share data)                      June 30,     March 31,  December 31, September 30   June 30,
                                                         2007        2007         2006         2006          2006
Interest Income
   Loans receivable
     Taxable                                          $ 51,204     $ 49,645     $ 49,293     $ 48,738     $ 45,658
     Tax exempt                                            249          201          240          189          231
   Investment securities
     Taxable                                             3,394        3,282        3,219        3,289        3,082
     Tax exempt                                          1,651        1,661        1,660        1,645        1,613
   Federal funds sold                                       91            1          332           13           11
   Deposits with financial institutions                    120          123          110          144          132
   Federal Reserve and Federal Home Loan Bank stock        299          328          318          307          320
                                                      --------     --------     --------     --------     --------
       Total interest income                            57,008       55,241       55,172       54,325       51,047
                                                      --------     --------     --------     --------     --------
Interest expense
   Deposits                                             22,390       21,806       22,690       20,291       16,914
   Federal funds purchased                               1,047          854           93          635          625
   Securities sold under repurchase agreements             910          569          488          852        1,053
   Federal Home Loan Bank advances                       3,009        2,936        2,672        2,796        2,610
   Subordinated debentures, revolving credit
     lines and term loans                                3,808        2,001        2,046        2,067        2,020
   Other borrowings                                                                   67           60           59
                                                      --------     --------     --------     --------     --------
        Total interest expense                          31,164       28,166       28,056       26,701       23,281
                                                      --------     --------     --------     --------     --------
Net interest income                                     25,844       27,075       27,116       27,624       27,766
   Provision for loan losses                             1,648        1,599        1,245        1,558        1,729
                                                      --------     --------     --------     --------     --------
Net interest income
   after provision for loan losses                      24,196       25,476       25,871       26,066       26,037
                                                      --------     --------     --------     --------     --------
Other income
   Fiduciary activities                                  2,257        2,036        1,862        1,863        1,949
   Service charges on deposit accounts                   3,091        2,883        3,010        3,055        2,771
   Other customer fees                                   1,535        1,491        1,387        1,386        1,389
   Net realized gains (losses) on sales of
     available-for-sale securities                                       (1)          (4)                       (9)
   Commission income                                     1,269        1,638          881          971          946
   Earnings on cash surrender value
     of life insurance                                     782          685          712          719          432
   Net gains and fees on sales of loans                    611          532          613          493          511
   Other income                                            221          540          309          348          422
                                                      --------     --------     --------     --------     --------
        Total other income                               9,766        9,804        8,770        8,835        8,411
                                                      --------     --------     --------     --------     --------
Other expenses
   Salaries and employee benefits                       14,796       14,726       14,157       14,033       13,543
   Net occupancy expenses                                1,612        1,598        1,498        1,477        1,477
   Equipment expenses                                    1,783        1,722        1,956        2,035        2,007
   Marketing expense                                       653          487          508          586          438
   Outside data processing fees                          1,036          951          804          841          921
   Printing and office supplies                            388          299          401          367          424
   Core deposit amortization                               790          791          781          762          761
   Other expenses                                        4,910        3,620        4,315        3,854        4,323
                                                      --------     --------     --------     --------     --------
        Total other expenses                            25,968       24,194       24,420       23,955       23,894
                                                      --------     --------     --------     --------     --------
Income before income tax                                 7,994       11,086       10,221       10,946       10,554
   Income tax expense                                    1,786        3,315        2,562        3,207        3,263
                                                      --------     --------     --------     --------     --------
Net income                                            $  6,208     $  7,771     $  7,659     $  7,739     $  7,291
                                                      ========     ========     ========     ========     ========
Per Share Data
   Basic Net Income                                   $    .34     $    .42     $    .42     $    .42     $    .39
   Diluted Net Income                                      .34          .42          .42          .42          .39
   Cash Dividends Paid                                     .23          .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                         18,369       18,497       18,498       18,381       18,463

FINANCIAL RATIOS
  Return on Average Assets                                 .69%         .88%         .88%         .90%         .88%
  Return on Avg. Stockholders' Equity                     7.53         9.47         9.39         9.72         9.20
  Avg. Earning Assets to Avg. Assets                     90.96        91.13        90.87        91.26        91.21
  Allowance for Loan Losses as %
  Of Total Loans                                           .98          .98          .99         1.02         1.00
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                             .23          .20          .25          .07          .23
  Dividend Payout Ratio                                  67.65        54.76        56.10        54.76        58.97
  Avg. Stockholders' Equity to Avg. Assets                9.15         9.32         9.32         9.30         9.54
  Tax Equivalent Yield on Earning Assets                  7.09         7.01         7.07         7.08         6.87
  Cost of Supporting Liabilities                          3.81         3.51         3.53         3.42         3.07
  Net Int. Margin (FTE) on Earning Assets                 3.28         3.50         3.54         3.66         3.80

LOANS

(in thousands)                                          June 30,    March 31,   December 31,  September 30,   June 30,
                                                         2007        2007           2006         2006          2006
Commercial and industrial loans                      $  590,345   $  557,304    $  537,305    $  497,280   $  501,238
Agricultural production financing and
   other loans to farmers                               103,713       97,784       100,098       104,147       95,352
Real estate loans:
   Construction                                         172,247      151,782       169,491       175,753      178,254
   Commercial and farmland                              895,301      906,726       861,429       835,403      813,171
   Residential                                          768,392      756,316       749,921       757,116      744,552
Individuals' loans for household and other
   personal expenditures                                206,435      210,578       223,504       215,237      208,768
Tax exempt loans                                         23,181       15,306        14,423        16,550       13,656
Lease financing receivables, net of unearned income       7,906        7,648         8,010         8,543        8,589
Other loans                                              38,548       27,696        28,420        31,615       27,860
                                                    -----------   ----------   ------------   ----------   ----------
                                                      2,806,068    2,731,140     2,692,601     2,641,644    2,591,440
Allowance for loan losses                               (27,608)     (26,819)      (26,540)      (26,975)     (25,884)
                                                    -----------   ----------   ------------   ----------   ----------
        Total loans                                  $2,778,460   $2,704,321    $2,666,061    $2,614,669   $2,565,556
                                                    ===========   ==========   ============   ==========   ==========


DEPOSITS


(in thousands)                                         June 30,    March 31,   December 31,  September 30,   June 30,
                                                         2007        2007          2006          2006          2006

Demand deposits                                     $   855,458    $ 787,538    $  883,294    $  743,154    $  758,132
Savings deposits                                        494,738      530,692       507,431       512,112       510,878
Certificates and other time deposits of
   $100,000 or more                                     443,355      398,061       408,910       394,724       313,751
Other certificates and time deposits                    926,050      971,097       950,903     1,044,301       952,639
                                                    -----------   ----------   -----------   -----------   -----------
        Total deposits                              $ 2,719,601   $2,687,388    $2,750,538    $2,694,291    $2,535,400
                                                    ===========   ==========   ===========   ===========   ===========